Exhibit 31.3

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(a) OR 15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Larry Jasinski, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of ReWalk Robotics Ltd.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: December 18, 2020

By:	/s/ Larry Jasinski
Larry Jasinski
Chief Executive Officer
(Principal Executive Officer)